Exhibit 99.6

September 12, 2016

Dear Supplier,

We are pleased to announce today the planned combination of two well-known semiconductor innovators. Pending regulatory and shareholder approval, Intersil will officially become part of Renesas and the two companies will be able to provide a more complete portfolio to address customers’ unique system needs.

Renesas and Intersil have very complementary products. The rationale for the combination is to pair Renesas’ portfolio of MCU and SOCs with Intersil’s high performance power and precision analog devices to provide a more comprehensive solution to the market place. We expect that when the merger closes, which is estimated to be sometime in the first half of 2017, we will benefit from Renesas’ larger global footprint, and we hope to accelerate the growth of our products.

While the merger is under regulatory review, Intersil will continue to operate as an independent company and carry on business as usual with you – no merger-related changes will be made to our supply chain.

Intersil’s roots span more than 50 years in the semiconductor industry. Over that time the company has consistently innovated to enable customers to deliver their next generation designs. We look forward to the next phase in our history, more fully serving customer needs. We appreciate the role you play in our success, thank you for your support.

Sincerely,

Sunny Gupta

Senior Vice President, Worldwide Operations

Intersil

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Intersil and Renesas. Intersil intends to file with the SEC a proxy statement in connection with the proposed transaction with Renesas as well as other documents regarding the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Intersil and will contain important information about the proposed transaction and related matters. INTERSIL’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Intersil with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders of Intersil will be able to obtain free copies of the proxy statement through Intersil’s website, www.intersil.com, or by contacting Intersil by mail at Attn: Corporate Secretary, 1001 Murphy Ranch Road, Milpitas, California 95035.

Participants in the Solicitation

Intersil, Renesas and their respective directors, executive officers and other members of management and certain of their respective employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about Intersil’s directors and executive officers is included in Intersil’s Annual Report on Form 10-K for the fiscal year ended January 1, 2016 filed with the SEC on February 12, 2016, and the proxy statement filed with the SEC on March 4, 2016 for Intersil’s annual meeting of stockholders held on April 21, 2016. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

Safe Harbor for Forward-looking Statements

Throughout this document pertaining to the merger transaction between Intersil and Renesas, Intersil makes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. You should not place undue reliance on these statements. These forward-looking statements include statements that reflect the current expectations, estimates, beliefs, assumptions, and projections of Intersil’s senior management about future events with respect to Intersil’s business and its industry in general. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Although Intersil believes the expectations reflected in any forward-looking statements are reasonable, they involve known and unknown risks and uncertainties, are not guarantees of future performance, and actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements and any or all of Intersil’s forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Intersil or its businesses or operations. Factors which could cause Intersil’s actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: the ability of the parties to consummate the merger transaction in a timely manner or at all; satisfaction of the conditions precedent to consummation of the merger transaction, including the ability to secure regulatory approvals in a timely manner or at all, and approval by Intersil’s stockholders; the possibility of litigation and other unknown liabilities; the parties’ ability to successfully integrate their operations, product lines, technology and employees and realize synergies and other benefits from the merger transaction; the potential impact of the announcement or consummation of the merger transaction on the parties’ relationships with customers, suppliers and other third parties; and other risks described in

Intersil’s filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Intersil’s most recent Annual Report on Form 10-K, and Intersil’s more recent Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the SEC (which you may obtain for free at the SEC’s website at http://www.sec.gov or on Intersil’s website at http://ir.intersil.com). Intersil can give no assurance that the conditions to the merger will be satisfied. Except as required by applicable law, Intersil cannot undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Intersil does not intend, and assumes no obligation, to update any forward-looking statements.